UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

BRINX RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-102441 (Commission File Number)	98-0388682 (IRS Employer Identification No.)

820 Piedra Vista Road NE, Albuquerque, NM 87123

(Address of principal executive offices)(Zip Code)

(505) 250-9992

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On January 20, 2006, the registrant dismissed Wheeler Wasoff, P.C. as its independent public accountants. Wheeler Wasoff, P.C. had audited the registrant’s financial statements for the fiscal years ended October 31, 2003 and October 31, 2004. Also on January 20, 2006, the registrant engaged Gordon, Hughes & Banks, LLP to serve as the company’s independent public accountants for the fiscal year ending October 31, 2005. The board of directors of the registrant approved both actions. A former principal of Wheeler Wasoff, P.C., who was the engagement partner with the registrant during Wheeler Wasoff, P.C.’s engagement, recently joined Gordon, Hughes & Banks, LLP. The board of directors believes that Gordon, Hughes & Banks, LLP will be better able to service the registrant’s needs due to this past working relationship.

The audit report of Wheeler Wasoff, P.C. on the financial statements of the registrant as of October 31, 2004, contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has incurred losses since inception and has not commenced principal operations. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the two most recent fiscal years and the subsequent interim period through January 20, 2006, there were no disagreements with Wheeler Wasoff, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wheeler Wasoff, P.C., would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Wheeler Wasoff, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 20, 2006, is filed as Exhibit 16.1 to this Form 8-K.

There were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant’s two most recent fiscal years and the subsequent interim period ending January 20, 2006.

During the registrant’s two most recent fiscal years and through January 20, 2006, the period prior to the engagement of Gordon, Hughes & Banks, LLP, neither the registrant nor anyone on its behalf consulted Gordon, Hughes & Banks, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements. Further, Gordon, Hughes & Banks, LLP has not provided written or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issues.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Regulation S-B Number	Document
16.1	Letter from Wheeler Wasoff, P.C. dated January 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINX RESOURCES LTD.
February 8, 2006	By: /s/ Leroy Halterman Leroy Halterman, President

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